Exhibit 99.2

Uber to Acquire Postmates

Combination of platforms to provide more choice and convenience for consumers, increased demand and tailored technology offerings for restaurants, and new income opportunities for delivery people

SAN FRANCISCO — Uber Technologies, Inc. (NYSE: UBER) and Postmates Inc. today announced that they have reached a definitive agreement under which Uber will acquire Postmates for approximately $2.65 billion in an all-stock transaction.

This transaction brings together Uber’s global Rides and Eats platform with Postmates’ distinctive delivery business in the U.S. Postmates is highly complementary to Uber Eats, with differentiated geographic focus areas and customer demographics, and Postmates’ strong relationships with small- and medium-sized restaurants, particularly local favorites that draw customers to the Postmates brand. Additionally, Postmates has been an early pioneer of “delivery-as-a-service,” which complements Uber’s growing efforts in the delivery of groceries, essentials, and other goods.

For restaurants and merchants, Postmates and Uber Eats will together offer more tools and technology to more easily and cost-effectively connect with a bigger consumer base. Consumers will benefit from expanded choice across a wider range of restaurants and other merchants. And delivery people will enjoy more opportunities to earn income, with increased batching of orders to make better use of their time. Following the closing of the transaction, Uber intends to keep the consumer-facing Postmates app running separately, supported by a more efficient, combined merchant and delivery network.

“Uber and Postmates have long shared a belief that platforms like ours can power much more than just food delivery—they can be a hugely important part of local commerce and communities, all the more important during crises like COVID-19. As more people and more restaurants have come to use our services, Q2 bookings on Uber Eats are up more than 100 percent year on year. We’re thrilled to welcome Postmates to the Uber family as we innovate together to deliver better experiences for consumers, delivery people, and merchants across the country,” said Uber CEO Dara Khosrowshahi.

“Over the past eight years we have been focused on a single mission: enable anyone to have anything delivered to them on-demand. Joining forces with Uber will continue that mission as we continue to build Postmates while creating an even stronger platform that brings this mission to life for our customers. Uber and Postmates have been strong allies working together to advocate and create the best practices across our industry, especially for our couriers. Together we can ensure that as our industry continues to grow, it will do so for the benefit of everyone in the communities we serve,” said Postmates Co-Founder and CEO Bastian Lehmann.

Uber currently estimates that it will issue approximately 84 million shares of common stock for 100% of the fully diluted equity of Postmates.

The boards of directors of both companies have approved the transaction, and stockholders representing a majority of Postmates’ outstanding shares have committed to support the transaction. The transaction is subject to the approval of Postmates stockholders, regulatory approval and other customary closing conditions and is expected to close in Q1 2021. Wachtell, Lipton, Rosen & Katz served as legal counsel to Uber. J.P. Morgan Securities LLC served as financial advisor and Latham & Watkins LLP as legal counsel to Postmates.

Conference Call with Uber Executives to Discuss Transaction

Today at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time), Uber CEO Dara Khosrowshahi will host a conference call with Uber CFO Nelson Chai to discuss the transaction and answer questions from financial analysts. The live webcast of the conference call and a slide presentation will be available on the Uber Investor Relations website at investor.uber.com.

Uber Second Quarter 2020 Results Conference Call

Uber will hold its quarterly conference call to discuss its financial results for the second quarter of 2020 on Thursday, August 6, 2020, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time).

A live webcast of the conference call and earnings release materials can be found on Uber’s Investor Relations website at investor.uber.com. A replay of the conference call will be accessible for at least 90 days.

Forward-Looking Statements

This communication contains forward-looking statements regarding Uber Technologies, Inc.’s (“Uber,” “we” or “our”) future business expectations which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: risks and uncertainties related to our pending acquisition of Postmates Inc. (“Postmates”), including the failure to obtain, or delays in obtaining, required regulatory approvals, any reverse termination fee that may be payable by us in connection with any failure to obtain regulatory approvals, the risk that such approvals may result in the imposition of conditions that could adversely affect us or the expected benefits of the proposed transaction, or the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all; costs, expenses or difficulties related to the acquisition of Postmates, including the integration of the Postmates’ business; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; the potential impact of the announcement, pendency or consummation of the proposed transaction on relationships with our and/or Postmates’ employees, customers, suppliers and other business partners; the risk of litigation or regulatory actions to us and/or Postmates; inability to retain key personnel; changes in legislation or government regulations affecting us or Postmates; developments in the COVID-19 pandemic and resulting business and operational impacts on us and/or Postmates; and economic, financial, social or political conditions that could adversely affect us, Postmates or the proposed transaction. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Form 10-Qs or Form 8-Ks filed with the Securities and Exchange Commission (the “SEC”). All information provided in this communication is as of the date of this communication and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable, and information available to us, as of such date. We undertake no duty to update this information unless required by law.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Additional Information Will be Filed with the SEC

Uber will file with the SEC a registration statement on Form S-4, which will include a prospectus of Uber. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UBER, POSTMATES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on Uber’s website at investor.uber.com.

About Uber

Uber’s mission is to create opportunity through movement. We started in 2010 to solve a simple problem: how do you get access to a ride at the touch of a button? More than 15 billion trips later, we're building products to get people closer to where they want to be. By changing how people, food, and things move through cities, Uber is a platform that opens up the world to new possibilities.

About Postmates

Postmates is a leader in on-demand food delivery. The platform gives customers access to the most selection of merchants in the US with more than 600,000 restaurants and retailers available for delivery and pickup, many of which are exclusive to Postmates. The market leader in Los Angeles, Postmates operates in all 50 states. Customers can get free delivery on all merchants by joining Postmates Unlimited, the industry's first subscription service. Learn more or start a delivery by downloading the app or visiting www.postmates.com.

Contacts

Press: For Uber: press@uber.com	For Postmates: press@postmates.com

Investors and Analysts: For Uber: investor@uber.com